Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Yu Chang, the Chief Executive Officer and President and Lijun Peng, the Chief Financial Officer of CHINA AGRITECH, INC. (the "Company"), DO HEREBY CERTIFY that:

1.     The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.     Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 22nd day of May 2006.

/s/ Yu Chang
Yu Chang
Chief Executive Officer and President
(Principal Executive Officer)

/s/ Lijun Peng
Lijun Peng
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CHINA AGRITECH, INC. and will be retained by CHINA AGRITECH, INC. and furnished to the Securities and Exchange Commission or its staff upon request.